~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~

Exhibit 99.2

HighPoint RESOURCES



HighPoint Resources Cleansing Materials

November 9, 2020

~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~ Forward Looking Statements n HPR Forward Looking Statements All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as expects, forecast, guidance, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements herein; however, these are not the exclusive means of identifying forward-looking statements. In particular, the Company is providing 2020 Operating Guidance , which contains projections for certain operational and financial metrics. Additional forward-looking statements in this release relate to, among other things, future production, cash flows, capital expenditures, costs, projects and opportunities. These and other forward-looking statements in this press release are based on management's judgment as of the date of this release and are subject to numerous risks and uncertainties. Actual results may vary significantly from those indicated in the forward-looking statements. Please refer to HighPoint Resource's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, and other filings, including our Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, all of which are incorporated by reference herein, for further discussion of risk factors that may affect the forward-looking statements. The Company encourages you to consider the risks and uncertainties associated with projections and other forward-looking statements and to not place undue reliance on any such statements. In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances 2~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~ Forward Looking Statements n HPR Forward Looking Statements All statements in this presentation, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as expects, forecast, guidance, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements herein; however, these are not the exclusive means of identifying forward-looking statements. In particular, the Company is providing 2020 Operating Guidance , which contains projections for certain operational and financial metrics. Additional forward-looking statements in this release relate to, among other things, future production, cash flows, capital expenditures, costs, projects and opportunities. These and other forward-looking statements in this press release are based on management's judgment as of the date of this release and are subject to numerous risks and uncertainties. Actual results may vary significantly from those indicated in the forward-looking statements. Please refer to HighPoint Resource's Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC, and other filings, including our Current Reports on Form 8-K and Quarterly Reports on Form 10-Q, all of which are incorporated by reference herein, for further discussion of risk factors that may affect the forward-looking statements. The Company encourages you to consider the risks and uncertainties associated with projections and other forward-looking statements and to not place undue reliance on any such statements. In addition, the Company assumes no obligation to publicly revise or update any forward-looking statements based on future events or circumstances 2

~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~

Undeveloped EURs & Inventory Summary

			NE Watt			Hereford Dev. Case #1		Hereford Dev. Case #2[1]	
		70 Ranch	Central	Central Trans.	Coffelt Reduction	T1 Niobrara	T1 Codell	T1 Niobrara	T1 Codell
EUR Summary									
Modeled Lat. Length	*ft*	10,000	10,000	10,000	10,000	10,000	10,000	10,000	10,000
EUR, Wellhead	*Mboe*	921	492	424	339	377	329	452	392
Oil	*Mbbl*	311	294	258	207	261	262	313	312
Gas	*MMcf*	3,663	1,189	992	793	696	403	835	479
Spacing Assumptions									
Spacing	*Wells/Mile*	10	10	10	10	10	6	4	2
Economic Assumptions									
DC&F	*$ in millions*	$4.2	$4.2	$4.2	$4.2	$5.1	$5.1	$5.1	$5.1
Undeveloped Locations[2][3]									
Gross Operated Count	***Total***								
Dev. Case #1	*107*	12	2	85	4	1	3	-	-
Dev. Case #2	*219*	13	87	-	4	-	-	56	59
Net Operated Count									
Dev. Case #1	*71.5*	8.1	1.7	54.8	3.0	1.0	3.0	-	-
Dev. Case #2	*165.0*	8.8	56.4	-	3.0	-	-	52.9	43.8

Note: Inventory counts shown here reflect locations which are economic at 11/5 NYMEX Strip for Dev. Case #1 and 11/5 Wall St. Consensus pricing for Dev. Case #2.
(1) Development Case #2 reflects up-spacing in Hereford to 4 Niobrara and 2 Codell wells per DSU with up-spaced type curves reflective of the modeled spacing. In NE Wattenberg, Central type curve applied to Central Transition location in Development Case #2 to reflect recent outperformance from Central Transition wells that are outperforming Dev Case #1 type curves.
(2) Inclusive of DUC locations.
(3) Tier 1 Codell undeveloped location count in Hereford Dev. Case #1 and Hereford Dev. Case #2 includes 3 gross / 3.0 net wells scheduled for completion in January 2023, for which only the intermediate casing has been drilled.

HighPoint RESOURCES

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~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~

Overview of Business Plan Scenarios

Overview of Model Cases

Development / Business Plan Scenarios

Development Case #1: Remaining operated DUC wells completed starting in March 2021 with final well completed in January 2022[1]; remaining non-operated DUC wells completed in March-June 2021[2]; measured operated development program commencing in Q4'21 focused on highest-return inventory at NE Wattenberg (average ~1 gross rig until Central and Central Transition type curve area inventory is exhausted) with no development activity in Hereford

- Operated Development:
  - 26 gross DUC wells[3][4]
  - 2 gross undeveloped locations in the Central type curve area
  - 79 gross undeveloped locations in the Central Transition type curve area
- Non-Operated Development:
  - 19 gross DUC wells[5]

Development Case #2: DUC schedule / timing consistent with Development Case #1, followed by modestly accelerated operated development at NE Wattenberg (inventory adjusted to reflect expansion of NE Watt Central type curve area[6]) and measured development of operated Tier 1 Hereford inventory commencing in Q1'23 (average ~1 gross rig until Tier 1 Codell and Tier 1 Niobrara type curve area inventory is exhausted); scenario reflects up-spaced type curves in Hereford Tier 1 (based on 2 Codell / 4 Nio per DSU up-spacing) and NE Wattenberg Central type curve applied to Central Transition locations

- Operated Development:
  - 27 gross DUC wells[3][4]
  - 81 gross undeveloped locations in the Central type curve area
  - 55 gross undeveloped locations in the Tier 1 Niobrara type curve area
  - 56 gross undeveloped locations in the Tier 1 Codell type curve area
- Non-Operated Development:
  - 21 gross DUC wells[5]

Gross Operated Well Count[3]

Development Case #1

	Operated Spud / TIL						
	Dec'20	2021	2022	2023	2024	2025+	Total
Tier 1 Nio	- / -	- / -	- / 1	- / -	- / -	- / -	- / 1
Tier 1 Codell	- / -	- / -	- / -	- / 3[4]	- / -	- / -	- / 3
Hereford Total	**- / -**	**- / -**	**- / 1**	**- / 3**	**- / -**	**- / -**	**- / 4**
70 Ranch	- / -	- / 12	- / -	- / -	- / -	- / -	- / 12
Central	- / -	2 / 2	- / -	- / -	- / -	- / -	2 / 2
Central Transition	- / -	7 / 6	38 / 23	34 / 44	- / 12	- / -	79 / 85
Coffelt Reduction	- / -	- / 4	- / -	- / -	- / -	- / -	- / 4
NE Wattenberg Total	**- / -**	**9 / 24**	**38 / 23**	**34 / 44**	**- / 12**	**- / -**	**81 / 103**
Total Development	**- / -**	**9 / 24**	**38 / 24**	**34 / 47**	**- / 12**	**- / -**	**81 / 107**

Development Case #2

	Operated Spud / TIL						
	Dec'20	2021	2022	2023	2024	2025+	Total
Tier 1 Nio	- / -	- / 1	- / -	15 / 11	22 / 22	18 / 22	55 / 56
Tier 1 Codell	- / -	- / -	- / -	9 / 8	11 / 11	36 / 40	56 / 59
Hereford Total	**- / -**	**- / 1**	**- / -**	**24 / 19**	**33 / 33**	**54 / 62**	**111 / 115**
70 Ranch	- / -	- / 13	- / -	- / -	- / -	- / -	- / 13
Central	- / -	9 / 6	59 / 37	13 / 44	- / -	- / -	81 / 87
Central Transition	- / -	- / -	- / -	- / -	- / -	- / -	- / -
Coffelt Reduction	- / -	- / 4	- / -	- / -	- / -	- / -	- / 4
NE Wattenberg Total	**- / -**	**9 / 23**	**59 / 37**	**13 / 44**	**- / -**	**- / -**	**81 / 104**
Total Development	**- / -**	**9 / 24**	**59 / 37**	**37 / 63**	**33 / 33**	**54 / 62**	**192 / 219**

Note: Dev. Case #1 excludes 1 operated and 2 non-operated DUC wells which are uneconomic at 11/5 NYMEX Strip pricing.
(1) Excludes 3 wells scheduled for completion in January 2023, for which only the intermediate casing has been drilled.
(2) Excludes 1 well with 0.05% WI which is anticipated to be completed in July 2022.
(3) Excludes 7 PDP wells producing from ¼ of the lateral for which full completions are modeled.
(4) Includes 3 wells for which only intermediate casing has been drilled.
(5) Includes 2 wells with royalty interests only.
(6) Recent pad development and comparable reservoir quality suggest that the Central type curve is applicable to wells drilled in the Central Transition type curve area when the appropriate completion design is executed. Development Case #2 expands the Central type curve area boundary to reflect these data points. This boundary encompasses all DUC wells and undeveloped locations contemplated in Development Case #2.

HighPoint RESOURCES

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~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~ Detailed HPR Financial Projections Development Case #1 @ NYMEX Strip ($ in millions, unless otherwise noted) 2020E 2021E 2022E 2023E 2024E 2025E Benchmark Prices (NYMEX Strip) WTI ($/Bbl) $38.53 $41.06 $42.56 $43.34 $43.99 $44.69 HHub ($/MMBtu) $2.12 $3.02 $2.77 $2.54 $2.50 $2.51 (1) Gross / Net Wells TIL NE Wattenberg (Operated) 17 / 12 24 / 18 28 / 22 44 / 30 12 / 1 - / - Hereford (Operated) 7 / 7 - / - 3 / 3 3 / 3 - / - - / - Net Production Profile (MBoe/d) PDP 29.8 18.2 14.3 11.5 9.5 8.1 DUC - 2.8 3.7 2.6 1.5 1.1 Undeveloped - 0.0 4.0 9.6 7.8 4.2 Total Net Production 29.8 20.9 22.0 23.8 18.7 13.4 % Oil 55% 56% 58% 60% 55% 51% Revenue Commodity Revenue $245 $198 $223 $245 $186 $131 Hedging Gain / (Loss) 112 39 (0) - - - Total Revenue $357 $238 $222 $245 $186 $131 Operating Expenses Production Taxes ($1) ($11) ($13) ($15) ($11) ($8) LOE & Workover (34) (31) (29) (29) (27) (25) (2) (35) (18) (7) (6) (5) (4) GP&T Cash G&A (37) (28) (24) (20) (16) (14) (3) Other (2) - - - - - Adjusted EBITDAX $247 $149 $150 $175 $127 $81 Capital Expenditures NE Wattenberg - DC&F $76 $70 $98 $116 $4 - Hereford - DC&F 40 - 21 - - - (4) 3 2 2 2 2 2 Other Capex Total Capex $119 $72 $121 $118 $6 $2 Unlevered Free Cash Flow $128 $78 $29 $57 $121 $78 Cumulative Unlevered FCF $128 $206 $235 $292 $413 $491 Note: NYMEX Strip as of 11/5/2020. 2020E shown reflects full-year projections with actuals through September 2020. (1) Includes 7 PDP wells producing from ¼ of the lateral for which full completions are modeled. (2) Includes FT deficiency fees. (3) Includes gain / (loss) on sale of properties and dry hole & abandonment costs. (4) Includes asset retirement obligations. 5~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~ Detailed HPR Financial Projections Development Case #1 @ NYMEX Strip ($ in millions, unless otherwise noted) 2020E 2021E 2022E 2023E 2024E 2025E Benchmark Prices (NYMEX Strip) WTI ($/Bbl) $38.53 $41.06 $42.56 $43.34 $43.99 $44.69 HHub ($/MMBtu) $2.12 $3.02 $2.77 $2.54 $2.50 $2.51 (1) Gross / Net Wells TIL NE Wattenberg (Operated) 17 / 12 24 / 18 28 / 22 44 / 30 12 / 1 - / - Hereford (Operated) 7 / 7 - / - 3 / 3 3 / 3 - / - - / - Net Production Profile (MBoe/d) PDP 29.8 18.2 14.3 11.5 9.5 8.1 DUC - 2.8 3.7 2.6 1.5 1.1 Undeveloped - 0.0 4.0 9.6 7.8 4.2 Total Net Production 29.8 20.9 22.0 23.8 18.7 13.4 % Oil 55% 56% 58% 60% 55% 51% Revenue Commodity Revenue $245 $198 $223 $245 $186 $131 Hedging Gain / (Loss) 112 39 (0) - - - Total Revenue $357 $238 $222 $245 $186 $131 Operating Expenses Production Taxes ($1) ($11) ($13) ($15) ($11) ($8) LOE & Workover (34) (31) (29) (29) (27) (25) (2) (35) (18) (7) (6) (5) (4) GP&T Cash G&A (37) (28) (24) (20) (16) (14) (3) Other (2) - - - - - Adjusted EBITDAX $247 $149 $150 $175 $127 $81 Capital Expenditures NE Wattenberg - DC&F $76 $70 $98 $116 $4 - Hereford - DC&F 40 - 21 - - - (4) 3 2 2 2 2 2 Other Capex Total Capex $119 $72 $121 $118 $6 $2 Unlevered Free Cash Flow $128 $78 $29 $57 $121 $78 Cumulative Unlevered FCF $128 $206 $235 $292 $413 $491 Note: NYMEX Strip as of 11/5/2020. 2020E shown reflects full-year projections with actuals through September 2020. (1) Includes 7 PDP wells producing from ¼ of the lateral for which full completions are modeled. (2) Includes FT deficiency fees. (3) Includes gain / (loss) on sale of properties and dry hole & abandonment costs. (4) Includes asset retirement obligations. 5

~ Strictly Confidential and Subject to Existing Confidentiality Agreement; Preliminary and Subject to Material Revision ~

Internal Reserve Report Summary

3/1/2021 Effective Date

($ in millions, unless otherwise noted)

	Dev Case #1 @ NYMEX Strip									Dev Case #2 @ WSC[1]	
	Locations[2]		Net Modeled Resource				Net DC&F Capex	NPV - 0%	NPV - 10%	NPV - 0%	NPV - 10%
	Gross	Net	Oil (MMBbl)	Gas (Bcf)	NGL (MMBbl)	Equivalent (MMBoe)					
PDP											
Operated[3]	439	382	22.4	78.3	10.3	45.8	$38	$595	$373	$778	$475
Non-Operated	120	19	0.9	4.2	0.6	2.2	-	26	15	33	19
Total PDP	**559**	**401**	**23.3**	**82.5**	**10.9**	**48.0**	**$38**	**$621**	**$388**	**$811**	**$494**
DUC											
Operated	26	20	3.3	8.9	1.2	5.9	$60	$49	$26	$86	$49
Non-Operated	19	2	0.4	2.3	0.3	1.1	6	10	5	14	7
Total DUC	**45**	**22**	**3.6**	**11.3**	**1.5**	**7.0**	**$66**	**$59**	**$31**	**$100**	**$56**
Total Proved Developed	**604**	**423**	**27.0**	**93.8**	**12.4**	**55.0**	**$104**	**$680**	**$419**	**$912**	**$550**
Undeveloped Inventory											
NE Wattenberg (Operated)	81	51	10.6	26.3	3.5	18.5	$229	$185	$63	$357	$166
Hereford (Operated)	-	-	-	-	-	-	-	-	-	599	251
Total Undeveloped Inventory	**81**	**51**	**10.6**	**26.3**	**3.5**	**18.5**	**$229**	**$185**	**$63**	**$956**	**$417**
E&P Asset Value	**685**	**474**	**37.6**	**120.1**	**15.9**	**73.5**	**$333**	**$865**	**$482**	**$1,868**	**$967**
Less: Ruby / WIC FT Deficiency Fees								($8)	($8)	($8)	($8)
Pre-Tax, Pre-G&A Asset Total								**$857**	**$475**	**$1,860**	**$960**

Note: Pricing as of 11/5/2020. Incremental Ruby / WIC FT deficiency fees presented separately since not included in reserves values shown.
Note: PDP PV-0 values net of ARO of $25M and PDP PV-10 values net of ARO of $13M.
(1) WSC in 2021-2023 and held flat thereafter. WSC pricing: $46/Bbl WTI | $2.70/MMBtu HHUB in 2021, $49.5/Bbl WTI | $2.70/MMBtu HHUB in 2022, $52/Bbl WTI | $2.78/MMBtu in 2023.
(2) Reflects locations that are economic at 11/5/2020 NYMEX Strip in Dev Case #1.
(3) PDP values shown net of incremental transportation costs to move NE Wattenberg oil volumes to Hereford to satisfy TPXP FT commitments and net of UET letter of credit support fees. Net DC&F capex shown inclusive of ARO of $25M.

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